SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                         Greene County Bancorp, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                         Greene County Bancorp, Inc.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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________________________________________________________________________________
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________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:


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________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:


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     [_]  Fee paid previously with preliminary materials:
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________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:
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          3)   Filing Party:
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          4)   Date Filed:
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

September 29, 1999

Dear Shareholder:

We cordially invite you to attend the Annual Meeting of Shareholders of Greene County Bancorp, Inc. (the "Company"). The Annual Meeting will be held at the main office of the Company, 425 Main Street, Catskill, New York, at 5:00 p.m., New York Time, on October 27, 1999.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, will be present to respond to any questions that shareholders may have.

The Annual Meeting is being held so that shareholders may consider the election of directors and the ratification of the appointment of PricewaterhouseCoopers, LLP as the Company's auditors for fiscal year 2000. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" the election of directors and the ratification of the appointment of PricewaterhouseCoopers, LLP as the Company's auditors.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ J. Bruce Whittaker

J. Bruce Whittaker
President and Chief Executive Officer

                         Greene County Bancorp, Inc.
                               302 Main Street
                           Catskill, New York 12414
                                (518) 943-2600

                                  NOTICE OF
                        ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held On October 27, 1999

     Notice is hereby given that the Annual Meeting of Greene County Bancorp, Inc. (the "Company") will be held at the main office of the Company, 425 Main Street, Catskill, New York, on October 27, 1999 at 5:00 p.m., New York Time.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

     1. The election of three Directors to the Board of Directors;

     2. The ratification of the appointment of PricewaterhouseCoopers, LLP as auditors for the Company for the fiscal year ending June 30, 2000; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Shareholders of record at the close of business on September 7, 1999, are the shareholders entitled to vote at the Annual Meeting, and any adjournments thereof. A list of shareholders entitled to vote at the Annual Meeting will be available at 302 Main Street, Catskill, New York, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

     EACH SHAREHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                          By Order of the Board of Directors

                                          /s/ Bruce P. Egger

                                          Bruce P. Egger
                                          Secretary

September 29, 1999

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE
EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                               PROXY STATEMENT

                         Greene County Bancorp, Inc.
                               302 Main Street
                           Catskill, New York 12414
                                (518) 943-2600

                        ANNUAL MEETING OF SHAREHOLDERS
                               October 27, 1999

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Greene County Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company (the "Annual Meeting"), which will be held at the main office of the Company, 425 Main Street, Catskill, New York, on October 27, 1999, at 5:00 p.m., New York Time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are first being mailed to shareholders on or about September 29, 1999.

                            REVOCATION OF PROXIES

     Shareholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

     A proxy may be revoked at any time prior to its exercise by sending written notice of revocation to the Secretary of the Company, at the address shown above, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any shareholder who had returned a proxy shall not revoke such proxy unless the shareholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

               VOTING PROCEDURES AND METHODS OF COUNTING VOTES

     Holders of record of the Company's common stock, par value $0.10 per share (the "Common Stock") as of the close of business on September 7, 1999 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 2,152,835 shares of Common Stock issued and outstanding (exclusive of Treasury shares), 1,152,316 of which were held by Greene County Bancorp, M.H.C. (the "Mutual Holding Company"), and 965,519 of which were held by shareholders other than the Mutual Holding Company ("Minority Shareholders"). The presence in person or by proxy of a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the Proxy Card being provided by the Board of Directors enables a shareholder to vote FOR the election of the three nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.

     As to the ratification of PricewaterhouseCoopers, LLP as the Company's independent auditors, by checking the appropriate box, a shareholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, the ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes or proxies marked ABSTAIN.

     Proxies solicited hereby will be returned to the Company and will be tabulated by Inspectors of Election designated by the Board of Directors of the Company.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by Directors individually, by executive officers individually, by executive officers and Directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock.

                                       Amount of Shares
                                       Owned and Nature     Percent of Shares
         Name and Address of           of Beneficial        of Common Stock
          Beneficial Owners            Ownership (1)(4)     Outstanding

Directors and Officers(2):

J. Bruce Whittaker                        11,000             0.51%
Walter H. Ingalls                          1,650             0.08
Richard J. Buck                            5,500             0.26
Raphael Klein                             22,000             1.02
Paul Slutzky                              12,870             0.60
Anthony Camera, Jr.                          550             0.03
David H. Jenkins, DVM                     12,650             0.59
Dennis R. O'Grady                         22,000             1.02
Martin C. Smith                           24,200             1.12
Bruce P. Egger                             2,200             0.10
Edmund L. Smith, Jr.                       4,400             0.20
Daniel T. Sager                              550             0.03
Michelle Plummer                              --               --

All Directors and Executive Officers     119,570             5.55%
  as a Group (13 persons)(3)

Principal Shareholders:

Greene County Bancorp, M.H.C.(3)       1,152,316            53.53%
302 Main Street
Catskill, New York 12414

                                                     (Continued on next page)

Greene County Bancorp, M.H.C. (3)      1,271,886            59.08%
and all Trustees and Executive
  Officers of Greene County Bancorp,
  M.H.C. as a group (14 persons)

- -----------------------------
(1) A person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power. Unless otherwise indicated, the named individual has sole voting and investment power.

(2) The mailing address for each person listed is 302 Main Street, Catskill, New York 12414.

(3) The Company's executive officers and directors are also executive officers and trustees of Greene County Bancorp, M.H.C. (the "Mutual Holding Company").

                      PROPOSAL 1--ELECTION OF DIRECTORS

     The Company's Board of Directors is currently composed of nine members. The Company's Bylaws provide that approximately one-third of the Directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Three Directors will be elected at the Annual Meeting to serve for a three-year period and until their respective successors shall have been elected and shall qualify. The Board of Directors has nominated to serve as Directors J. Bruce Whittaker, Dennis R. O'Grady and Martin C. Smith, each of whom is currently a member of the Board of Directors.

     The table below sets forth certain information as of September 7, 1999 regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.


Shares of

Common Stock

Beneficially
                                 Positions                 Director    Current
Term   Owned on          Percent
Name<F1>                Age<F4>  Held                      Since<F2>   to Expire
Record Date<F3>   of Class

NOMINEES

J. Bruce Whittaker      56       Director, President and   1987        1999
11,000            0.51%
                                 Chief Executive Officer
Dennis R. O'Grady       59       Director                  1981        1999
22,000            1.02%
Martin C. Smith         54       Director                  1993        1999
24,200            1.12%

DIRECTORS CONTINUING
 IN OFFICE

Walter H. Ingalls       68       Chairman of the Board     1966        2001
1,650            0.08%
Richard J. Buck         74       Director                  1970        2000
5,500            0.26%
Raphael Klein           72       Director                  1986        2000
22,000            1.02%
Paul Slutzky            51       Director                  1992        2001
12,870            0.60%
Anthony Camera, Jr.     73       Director                  1986        2000
550            0.03%
David H. Jenkins, DVM   48       Director                  1996        2001
12,650            0.59%

<F1> The mailing address for each person listed is 302 Main Street, Catskill,
     New York 12414. Each of the persons listed is also a Trustee of Greene County Bancorp, M.H.C., which owns the majority of the Company's issued and outstanding shares of Common Stock.

<F2> Reflects initial appointment to the Board of Trustees of the mutual predecessor to The Bank of Greene County.

<F3> See definition of "beneficial ownership" in the table in "Voting
     Securities and Principal Holders Thereof."

<F4> As of June 30, 1999.

     The principal occupation during the past five years of each Director and executive officer of the Company is set forth below. All such persons have held their present positions for five years unless otherwise stated.

     J. Bruce Whittaker is President and Chief Executive Officer of the Company, and has served in that position since its formation in 1998. He is also President and Chief Executive Officer of the Bank, and has served in that position since 1987. Mr. Whittaker has been affiliated with the Bank in various capacities since 1972. Mr. Whittaker was appointed to the Board of Trustees of the Bank in 1987.

     Walter H. Ingalls is the Chairman of the Board. Mr. Ingalls is retired. Prior to his retirement, Mr. Ingalls was the President of the GNH Lumber Co., a lumber company located in Norton Hill, New York.

     Richard J. Buck is retired. Prior to his retirement, he was a partner with Grossman Agency, a general insurance agency in Catskill, New York.

     Raphael Klein is retired. Prior to his retirement, he was the co-owner of Klein Theaters, a movie theater chain in Hudson, New York.

     Paul Slutzky is the General Manager of I. & O. A. Slutzky Constr. Co., a construction company located in Hunter, New York.

     Anthony Camera, Jr. is retired. Prior to his retirement, he was President of Commercial Mutual Insurance Co., an insurance company in Catskill, New York.

     David H. Jenkins, DVM is a veterinarian and the owner of Catskill Animal Hospital, Catskill, New York.

     Dennis R. O'Grady is a pharmacist and the former co-owner of Mikhitarian Pharmacy located in Catskill, New York.

     Martin C. Smith is currently employed by Main Bros. Oil Co., Inc., and is the former owner of R.E. Smith Fuel Company, which was purchased by Main Bros. Oil Co., Inc., located in Albany, New York.

Ownership Reports by Officers and Directors

     The Common Stock of the Company is registered with the SEC pursuant to
Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3,4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement or Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4, or 5 on a timely basis. All of the Company's officers and directors filed these reports on a timely basis.

Meetings and Committees of the Board of Directors

     The business of the Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended June 30, 1999, the Board of Directors held 15 regular and special meetings. During the year ended June 30, 1999, no director attended fewer than 75% percent of the total meetings of the Board of Directors and committees on which such director served.

     The Executive Committee consists of the following six directors of the
Company: Messrs. Buck, Ingalls, Klein, Slutzky, Whittaker and Smith. The Executive Committee meets as necessary when the Board is not in session to exercise general control and supervision in all matters pertaining to the interests of the Company, subject at all times to the direction of the Board of Directors. The Executive Committee also serves as the Nominating Committee for the purpose of identifying, evaluating and recommending potential candidates for election to the Board. The Executive Committee met one time during the year ended June 30, 1999.

     The Audit Committee consists of the following four directors of the
Company: Messrs. Ingalls, Camera, Jenkins and O'Grady. The Audit Committee meets at least annually to examine and approve the audit report prepared by the independent auditors of the Bank and the Company, to review and recommend the independent auditors to be engaged by the Company, to review the internal audit function and internal audit controls of the Company, and to review and approve audit policies. The Audit Committee met three times in the year ended June 30, 1999.

Personnel Committee Interlocks and Insider Participation

     The full Board of Directors of the Company determines the salaries to be paid each year to the officers of the Company. J. Bruce Whittaker is a director of the Company and the President and Chief Executive Officer of the Company and the Bank. Mr. Whittaker does not participate in the Board of Directors' determination of compensation for the President and Chief Executive Officer.

Directors' Compensation

     Directors of The Bank of Greene County receive an annual retainer of $6,000 and a fee of $500 per meeting for attendance at Board and Committee meetings. No separate compensation is currently paid to directors for service on the Board of Directors or Board Committees of the Company. Directors of the Bank and the Company who are also employees of the Bank and the Company are not entitled to receive board fees. For the year ended June 30, 1999, the Bank paid a total of $100,800 in director fees.

Executive Compensation

     The following table sets forth for the years ended June 30, 1999 and 1998, certain information as to the total remuneration paid by the Company to Mr. Whittaker, the Company's Chief Executive Officer. No other officer of the Company received cash compensation exceeding $100,000 during the year ended June 30, 1999.

                                                  SUMMARY COMPENSATION TABLE

                        Annual Compensation<F1>
Long-Term Compensation

Awards

                       Fiscal
                       Years
Restricted
                       Ended                            Other Annual    Stock
Options
Name and               June       Salary      Bonus     Compensation    Award(s)
/SARs                All Other
Principal Position     30,        ($)         ($)       ($)<F2>         ($)
(#)       Payouts    Compensation<F3>

J. Bruce Whittaker     1999       $135,000        --    -               -
- -         -          $3,800
President and Chief    1998       $120,000    $2,300    -               -
- -         -          $3,600
Executive Officer

<F1> In accordance with the rules on executive officer and director compensation disclosure adopted by the SEC, Summary Compensation information is excluded for the year ended June 30, 1997 as the Company was not a public company during such period.

<F2> The Bank also provides each qualifying employee, including Mr.
     Whittaker, life insurance equal to twice the employee's salary. The aggregate value of this benefit to Mr. Whittaker did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such officer.

<F3> Consists of the Bank's contribution to the Bank's 401(k) Plan on behalf of Mr. Whittaker. Benefits

     Employment Agreement. The Bank has entered into an employment agreement with its President and Chief Executive Officer, J. Bruce Whittaker. The agreement has a term of 36 months. On each anniversary date, the agreement may be extended for an additional twelve months, so that the remaining term will be 36 months. If the agreement is not renewed, the agreement will expire 36 months following the anniversary date. Under the agreement, the current Base Salary for Mr. Whittaker (as defined in the agreement) is $135,000. The Base Salary may be increased but not decreased. In addition to the Base Salary, the agreement provides for, among other things, participation in retirement plans and other employee and fringe benefits applicable to executive personnel. In addition to the above, the Bank will provide Mr. Whittaker and his dependents with continuing health care coverage upon Mr. Whittaker's retirement or other termination of employment after attainment of age 55 with 25 years of service, in substantially the same amount as provided to Mr. Whittaker and his dependents prior to the termination of his employment. Such coverage, which will survive the termination or expiration of the agreement, will cease upon Mr. Whittaker's attainment of age 65. The agreement provides for termination by the Bank for cause at any time. In the event the Bank terminates the executive's employment for reasons other than disability, retirement, or for cause, or in the event of the executive's resignation from the Bank (such resignation to occur within the period or periods set forth in the employment agreement) upon (i) failure to re-elect the executive to his current offices, (ii) a material change in the executive's functions, duties or responsibilities, or relocation of his principal place of employment by more than 30 miles, (iii) liquidation or dissolution of the Bank or the Company, (iv) a breach of the agreement by the Bank, or (v) following a change in control of the Bank or the Company, the executive, or in the event of death, his beneficiary, would be entitled to severance pay in an amount equal to three times the highest Base Salary and the highest bonus paid during any of the last three years. Mr. Whittaker would receive an aggregate of $405,000 pursuant to his employment agreement upon a change in control of the Bank or the Company, based upon his current level of compensation. The Bank would also continue the executive's life, dental and disability coverage for 36 months from the date of termination, and would continue his health coverage until Mr. Whittaker attains age 65 (as discussed above). In the event the payments to the executive would include an "excess parachute payment" as defined by Code
Section 280G (relating to payments made in connection with a change in control), the payments would be reduced in order to avoid having an excess parachute payment.

     Under the agreement, the executive's employment may be terminated upon his retirement in accordance with any retirement policy established on behalf of the executive and with his consent. Upon the executive's retirement, he will be entitled to all benefits available to him under any retirement or other benefit plan maintained by the Bank. In the event of the executive's disability for a period of six months, the Bank may terminate the agreement provided that the Bank will be obligated to pay him his Base Salary for the remaining term of the agreement or one year, whichever is longer, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by the Bank. In the event of the executive's death, the Bank will pay his Base Salary to his named beneficiaries for one year following his death, and will also continue medical, dental, and other benefits to his family for one year. The employment agreement provides that, following his termination of employment, the executive will not compete with the Bank for a period of one year.

     Defined Contribution Plan. The Bank has adopted The Bank of Greene County Employees' Savings & Profit Sharing Plan and Trust (the "Plan") in order to permit the investment of Plan assets in Common Stock of the Company. Employees are eligible to join the Plan on the first of the month following completion of one year of continuous employment (during which 1,000 hours are completed). The first year eligibility period runs from the date of hire to the anniversary of such date. If an employee does not satisfy the eligibility requirements during such period then the next eligibility period shall be the calendar year. Employees are eligible to contribute, on a pre-tax basis, up to 15% of their eligible salary, in increments of 1%. The Bank shall make a matching contribution equal to 50% of a member's contributions on up to 6% of a member's compensation. In addition, the Bank may make an additional discretionary contribution allocated among members' accounts on the basis of compensation. All employee contributions and earnings thereon under the Plan are at all times fully 100% vested. A member vests in employer matching and discretionary contributions at the rate of 20% per year beginning in the second year of employment and continuing until the member is 100% vested after six years of employment. Employees are entitled to borrow, within tax law limits, from amounts allocated to their accounts.

     Plan benefits will be paid to each member in a lump sum or in equal payments over a fixed period upon termination, disability or death. In addition, the Plan permits employees to withdraw salary reduction contributions prior to age 59-1/2 or termination in the event the employee suffers a financial hardship. In certain circumstances, the Plan permits employees to withdraw the Bank's matching contributions to their accounts. The Plan permits employees to direct the investment of their own accounts into various investment options.

     At December 31, 1998, the market value of the Plan trust fund was approximately $1,053,103. The total contribution (i.e., both the employee and Bank contributions) to the Plan for the Plan year ended December 31, 1998, was approximately $111,093.

     Defined Benefit Pension Plan. The Bank maintains the Financial Institutions Retirement Fund, which is a qualified, tax-exempt defined benefit plan ("Retirement Plan"). All employees age 21 or older who have worked at the Bank for a period of one year in which they have 1,000 or more hours of service are eligible for membership in the Plan. Once eligible, an employee must have been credited with 1,000 or more hours of service with the Bank during the year in order to accrue benefits under the Retirement Plan. The Bank annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act ("ERISA").

     The regular form of all retirement benefits (i.e., normal, early or disability) is a life annuity with a guaranteed term of 10 years. For a married participant, the normal form of benefit is a joint and survivor annuity where, upon the participant's death, the participant's spouse is entitled to receive a benefit equal to 50% of that paid during the participant's lifetime. An optional form of benefit may be selected instead of the normal form of benefits. These optional forms include various annuity forms as well as a lump sum payment after age 55. Benefits payable upon death may be made in a lump sum, installments over 10 years, or a lifetime annuity.

     The normal retirement benefit payable at or after age 65, is an amount equal to 1.5% multiplied by years of benefit service (not to exceed 30) times average compensation based on the average of the five years providing the highest average. A reduced benefit is payable upon retirement at age 55 at or after completion of five years of service. A member is fully vested in his account upon completion of 5 or more years of employment or upon attaining normal retirement age.

     The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in calendar year 1998, expressed in the form of a single life annuity for the average salary and benefit service classifications specified below.

Highest Five-Year
 Average            Years of Service and Benefit Payable at Retirement(1)
Compensation         15           20           25            30

 $50,000             $11,250      $15,000      $ 18,750      $ 22,500
 $75,000              16,875       22,500        28,125        33,750
$100,000              22,500       30,000        37,500        45,000
$125,000              28,125       37,500        46,875        56,250
$150,000              33,750       45,000        56,250        67,500

(1) No additional credit is received for years of service in excess of 30; however, increases in compensation after 30 years will generally cause an increase in benefits.

     As of June 30, 1999, Mr. J. Bruce Whittaker had 27 years of credited service (i.e., benefit service), under the Retirement Plan.

     Employee Stock Ownership Plan and Trust. The Bank has established an Employee Stock Ownership Plan and Related Trust ("ESOP") for eligible employees. The ESOP is a tax-qualified plan subject to the requirements of ERISA and the Code. Persons who have been employed by the Bank for 12-months during which they worked at least 1,000 hours and who have attained age 21, are eligible to participate. The ESOP has borrowed funds from the Company and has purchased or been issued a total of 72,360 shares of Common Stock. The Common Stock held by the ESOP is collateral for the loan. The loan will be repaid principally from the Bank's contributions to the ESOP over a period of up to ten years. The interest rate for the loan is a floating rate equal to the Prime Rate as published in the Wall Street Journal from time to time. Shares purchased by the ESOP are held in a suspense account for allocation among participants as the loan is repaid.

     Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan will be allocated among participants on the basis of compensation in the year of allocation, up to an annual adjusted maximum level of compensation. Benefits generally become vested after five years of credited service. Forfeitures will be reallocated among remaining participating employees in the same proportion as contributions. Benefits may be payable upon death, retirement, early retirement, disability or separation from service. The Company's contributions to the ESOP will not be fixed, so benefits payable under the ESOP cannot be estimated.

     A committee consisting of all non-employee directors administers the ESOP. The ESOP also has an unrelated corporate trustee who is appointed as a fiduciary responsible for administration of the ESOP assets and who votes the ESOP shares. The committee may instruct the trustee regarding investment of funds contributed to the ESOP. The ESOP trustee generally will vote all shares of Common Stock held by the ESOP in accordance with the written instructions of the committee. In certain circumstances, however, the ESOP trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and unallocated shares and shares held in the suspense account in a manner calculated to most accurately reflect the instructions the ESOP trustee has received from participants regarding the allocated stock, subject to and in accordance with the fiduciary duties under

ERISA owed by the ESOP trustee to the ESOP participants. Under ERISA, the Secretary of Labor is authorized to bring an action against the ESOP trustee for the failure of the ESOP trustee to comply with its fiduciary responsibilities.

Transactions with Certain Related Persons

     All transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of its Common Stock and affiliates thereof, are on terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons. Such transactions must be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

             PROPOSAL 2--RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has approved the engagement of PricewaterhouseCoopers, LLP, to be the Company's auditors for the 2000 fiscal year, subject to the ratification of the engagement by the Company's shareholders. At the Annual Meeting, shareholders will consider and vote on the ratification of the engagement of PricewaterhouseCoopers, LLP, for the Company's fiscal year ending June 30, 2000. A representative of PricewaterhouseCoopers, LLP, is expected to attend the Meeting to respond to appropriate questions and to make a statement if he/she so desires.

     In order to ratify the selection of PricewaterhouseCoopers, LLP, as the auditors for the 2000 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of PricewaterhouseCoopers, LLP, as auditors for the 2000 fiscal year.

                            SHAREHOLDER PROPOSALS

     In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's executive office, 302 Main Street, Catskill, New York 12414, no later than June 1, 2000. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

                                OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

     The Bylaws of the Company provide an advance notice procedure for certain business or nominations to the Board of Directors to be brought before an annual meeting. In order for a shareholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the shareholder must give written notice to the Secretary of the Company not less than 90 days before the date fixed for such meeting; provided, however, that in the event that less than 100 days notice or prior public disclosure of the date of the meeting is given or made, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the shareholder's name, record address, and number of shares owned by the shareholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the shareholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

     The date on which the Annual Meeting of Shareholders is expected to be held is October 25, 2000. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2000 Annual Meeting of Shareholders must be given to the Company no later than July 27, 2000.

                                MISCELLANEOUS

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1999, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO BRUCE P. EGGER, CORPORATE SECRETARY, GREENE COUNTY BANCORP, INC., 302 MAIN STREET, CATSKILL, NEW YORK 12414, OR CALL AT 518/943-2600.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ Bruce P. Egger

                                           Bruce P. Egger
                                           Corporate Secretary

Catskill, New York
September 29, 1999

                               REVOCABLE PROXY

                         GREENE COUNTY BANCORP, INC.
                       ANNUAL MEETING OF SHAREHOLDERS
                              October 27, 1999

The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Annual Meeting") to be held at the Company's main office, 425 Main Street, Catskill, New York on October 27, 1999, at 5:00 p.m. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as indicated on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

{ }

1. The election as Directors of all nominees listed below, each to serve for a three-year term.

     J. Bruce Whittaker
     Dennis R. O'Grady
     Martin C. Smith

                       VOTE
FOR                    WITHHELD

(except as
marked to
the contrary
below)

[ ]                    [ ]

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________

2. The ratification of PricewaterhouseCoopers, LLP as the Company's independent auditor for the fiscal year ending June 30, 2000.

         [ ] FOR            [ ] AGAINST         [ ] ABSTAIN

The Board of Directors recommends a vote "FOR" Proposal 1 and Proposal 2.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated September 29, 1999, and audited financial statements.

Date:______________, 1999                        [ ] Check Box if You Plan
                                                     to Attend Annual Meeting

- -------------------------                        -------------------------
PRINT NAME OF SHAREHOLDER                        PRINT NAME OF SHAREHOLDER

- -------------------------                        -------------------------
SIGNATURE OF SHAREHOLDER                         SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.